SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 24, 1997
                                                         (April 23, 1997)

                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



                           DELAWARE 1-9318 13-2670991
             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)



             777 MARINERS ISLAND BLVD., SAN MATEO,  CALIFORNIA 94404 (Address of
               principal executive offices) (Zip Code)


       Registrant's telephone number, including area code..(415) 312-3000


                -------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.      Other Events


Registrant is filing this Form 8-K in order to file a current earnings press release. By this filing, Registrant is not establishing the practice of filing all earnings press releases in the future and may discontinue such filings at any time.

Item 7.      Financial Statements and Exhibits

(c)Exhibits

Exhibit "A" - Press Release issued on April 23, 1997 by Franklin Resources, Inc.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FRANKLIN RESOURCES, INC.
                              (Registrant)


Date: April 23, 1997          /s/ Leslie M. Kratter
                              LESLIE M. KRATTER
                              Vice President

                                    Exhibits


A. Press Release issued on April 23, 1997 by Franklin Resources, Inc.

FROM        Franklin Resources, Inc.
            Public Relations:  Holly Gibson 415/312-4701
            Investor Relations: Alex Peters 415/312-6521

            Rubenstein Associates Public Relations
            Contact:  David Sternstein 212/843-8053
-

                                                         For Immediate Release

       Franklin Resources Announces Second Quarter Results


      San Mateo, CA, April 23, 1997 -- Franklin Resources, Inc. (NYSE:BEN) today reported unaudited earnings for the quarter and six months ended March 31, 1997.

     Charles B. Johnson, president of the diversified financial services company said net income for the quarter was $101.4 million compared to $75.2 million a year ago and $96.2 million for the quarter ended December 31, 1996. Fully diluted earnings per share for the quarter ended March 31, 1997 were $0.80 compared with $0.60 a year ago and $0.76 for the preceding quarter (1). Operating revenues for the period were $521.9 million compared to $393.8 million a year ago and $440.0 million for the preceding quarter.

      Average fully diluted shares outstanding for the quarter were 126.5 million as compared to 124.6 million a year ago and 125.8 million for the previous quarter (1).

      Net income for the six months was $197.6 million compared to $149.2 million for the same period a year ago. Fully diluted earnings per share were $1.56 compared to $1.19 per share a year ago(1). Operating revenues for the six months were $961.9 million compared to $736.4 million a year ago.

      Assets under management by the Company's subsidiaries were $189.9 billion compared with $141.4 billion this time last year and $180.9 billion in the preceding quarter. Average assets under management during the quarter were $186.8 billion compared with $139.1 billion last year, and $166.3 billion in the preceding quarter.

      Franklin's headquarters are located at 777 Mariners Island Blvd., San Mateo, CA 94404.

--------
 (1) All prior period amounts have been restated to reflect a three-for-two stock dividend paid on January 15, 1997.

FRANKLIN RESOURCES, INC.
Consolidated Income Statements
(Dollar amounts in thousands
except assets under management
and per share data.)                Three months ended    Six months ended
                                         March 31             March 31

                                 -------------------------------------------
                                     1997       1996       1997       1996
Operating revenues:
Investment management fees        $308,266   $215,916   $583,940   $418,144
Underwriting and
distribution fees                  180,285    152,910    316,771    271,946
Shareholder servicing fees          28,797     22,051     53,625     42,847
Banking/finance, net & other         4,528      2,924      7,579      3,478

                                 -------------------------------------------
Total operating revenues           521,876    393,801    961,915    736,415
                                 -------------------------------------------

Operating expenses:
Underwriting and
 distribution                      184,167    149,171    327,085    265,232
Employee related                   106,783     81,726    206,354    158,588
General and administrative          54,439     39,396    100,429     69,588
Advertising and promotion           23,406     17,286     42,072     32,811
Amortization of intangibles          9,057      4,530     16,402      9,371
                                  -------------------------------------------

Total operating expenses           377,852    292,109    692,342    535,590
                                 -------------------------------------------

Operating income                   144,024    101,692    269,573    200,825
                                 -------------------------------------------

Other income (expense):
Investment and other income          6,087      9,989     25,695     20,654
Interest expense                    (5,756)    (3,419)   (13,929)    (6,042)
                                 -------------------------------------------

Other income (expense), net            331      6,570     11,766     14,612
                                 -------------------------------------------

Income before taxes on income      144,355    108,262    281,339    215,437
Taxes on income                     42,944     33,050     83,699     66,274
                                 -------------------------------------------

Net income                        $101,411    $75,212   $197,640   $149,163
                                 ===========================================

Earnings per share (1):
     Primary                       $  0.80    $  0.60    $  1.56    $  1.19
     Fully diluted                 $  0.80    $  0.60    $  1.56    $  1.19

Dividends per share (1):           $  0.08    $  0.07    $  0.16    $  0.14

Average shares outstanding (in thousands)(1):

  Primary                          126,487    124,377    126,348    124,828

  Fully diluted                    126,507    124,598    126,373    124,949

Assets under management (in millions):
     End of period                $189,901   $141,437   $189,901   $141,437
     Average for period           $186,759   $139,086   $176,505   $135,613


(1) All prior period amounts have been restated to reflect a three-for-two stock dividend paid on January 15, 1997.


===============================
FRANKLIN RESOURCES, INC.
===============================
Consolidated Income Statements
(Dollar amounts in thousands
except assets under management
and per share data)                               For the three months ended
                                31-Mar-97   31-Dec-96    30-Sep-96     30-Jun-96    31-Mar-96

Operating revenues:
Investment management fees        $308,266    $275,674      $237,344      $228,291     $215,916
Underwriting and
 distribution fees                 180,285     136,486       129,444       143,649      152,910
Shareholder servicing fees          28,797      24,828        22,957        22,911       22,051
Banking/finance, net & other         4,528       3,051         1,006           551        2,924
                               -----------------------------------------------------------------

Total operating revenues           521,876     440,039       390,751       395,402      393,801
                               -----------------------------------------------------------------

Operating expenses:
Underwriting and distribution      184,167     142,918       132,990       144,137      149,171
Employee related                   106,783      99,571        80,837        85,710       81,726
General and administrative          54,439      45,990        42,705        35,670       39,396
Advertising and promotion           23,406      18,666        20,726        18,118       17,286
Amortization of intangibles          9,057       7,345         4,448         4,529        4,530
                               -----------------------------------------------------------------

Total operating expenses           377,852     314,490       281,706       288,164      292,109
                               -----------------------------------------------------------------

Operating income                   144,024     125,549       109,045       107,238      101,692
                               -----------------------------------------------------------------

Other income (expense):
Investment and other income          6,087      19,608        13,193        16,611        9,989
Interest expense                    (5,756)     (8,173)       (2,512)       (2,782)      (3,419)
                               -----------------------------------------------------------------

Other income (expense), net            331      11,435        10,681        13,829        6,570
                               -----------------------------------------------------------------

Income before taxes on income      144,355     136,984       119,726       121,067      108,262
Taxes on income                     42,944      40,755        35,225        40,001       33,050
                               -----------------------------------------------------------------

Net income                        $101,411    $ 96,229      $ 84,501      $ 81,066     $ 75,212
                               =================================================================

Earnings per share(1):
     Primary                      $   0.80    $   0.76      $   0.68     $    0.65    $   0.60
     Fully diluted                $   0.80    $   0.76      $   0.67     $    0.65    $   0.60

Dividends per share(1)            $   0.08    $   0.08      $   0.07     $    0.07    $   0.07

Average shares outstanding (in thousands)(1):
     Primary                       126,487     125,794       124,967       124,548      124,377
     Fully diluted                 126,507     125,801       125,418       125,048      124,598

Assets under management (in millions):
     End of period                $189,901    $180,912      $151,552      $147,604     $141,437
     Average for period           $186,759    $166,250      $148,434      $144,653     $139,086

(1) All prior period amounts have been restated to reflect a three-for-two stock dividend paid on January 15, 1997.
